Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Penn Series Funds, Inc.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification,  the undersigned hereby certifies,  to his knowledge, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the issuer.

Date: September 7, 2007	/s/ Peter M. Sherman
Peter M. Sherman
Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  Penn Series Funds, Inc.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification,  the undersigned hereby certifies,  to his knowledge, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the issuer.

Date: September 7, 2007	/s/ Jill Bukata
Jill Bukata
Principal Financial Officer